SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2017

NORTECH SYSTEMS INCORPORATED

(Exact name of registrant as specified in charter)

Minnesota	0-13257	41-16810894
(State or other jurisdiction	(Commission	IRS Employer
of incorporation)	File Number)	Identification No.)

7550 Meridian Circle N, Maple Grove, MN 55369

(Address of principal executive offices)

(952) 345-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard Wasielewski Amended and Restated Employment Agreement

On May 15, 2017, Nortech Systems Incorporated (the “Company”) entered into an Amended and Restated Employment Agreement with Richard Wasielewski, the Company’s Chief Executive Officer (the “CEO Agreement”).  The CEO Agreement supersedes Mr. Wasielewski’s previous employment agreement and change of control agreement. The term of the CEO Agreement continues until December 31, 2018 but may be extended for an additional one year period by mutual consent of the parties.  Under the CEO Agreement, Mr. Wasielewski is entitled to receive an annual salary of $300,000, subject to increase by the Board of Directors.  Mr. Wasielewski is eligible for bonus compensation (the “Wasielewski Bonus Payment”), based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation Committee, with a stated payout percentage of up to 50% of base salary under the bonus plan.  He may participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which he is eligible, and he also receives certain perquisites.

Upon entering into the CEO Agreement, and pursuant thereto, the Company granted Mr. Wasielewski a 75,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in three equal installments. The stock option has an exercise price of $3.43 per share, equal to the fair market value of the Company’s common stock on the grant date and expires on May 15, 2027.

The CEO Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the CEO Agreement, if Mr. Wasielewski’s employment is terminated by the Company without Cause (as defined in the CEO Agreement) or by Mr. Wasielewski for Good Reason (as defined in the CEO Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the CEO Agreement or (b) twelve months, (ii) the earned Wasielewski Bonus Payment for the full year in which he is terminated, (iii) the vesting of his stock options and equity appreciation rights units, and (iv) certain retirement benefits set forth in the CEO Agreement.

If Mr. Wasielewski’s employment is terminated within 12 months after a Change of Control (as defined in the CEO Agreement) by the Company without Cause or by Mr. Wasielewski for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the CEO Agreement or (b) eighteen months, (ii) the maximum payable Wasielewski Bonus Payment for the year in which he is terminated, for the portion of such fiscal year through the date of termination, (iii) the vesting of his stock options and equity appreciation rights units, and (iv) certain retirement benefits set forth in the CEO Agreement.

In the event of Mr. Wasielewski’s Retirement (as defined in the CEO Agreement), he will be entitled to the vesting of his stock options and equity appreciation rights units, and certain retirement benefits set forth in the CEO Agreement.

The foregoing summary of the CEO Agreement is qualified in all respects by the CEO Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by this reference.

Matthew Mahmood Employment Agreement

On May 15, 2017, the Company entered into an Employment Agreement with Matthew Mahmood, the Company’s Chief Operating Officer (the “COO Agreement”).  The initial term of the COO Agreement is two years but it may be extended for an additional one year period by mutual consent of the parties.  Under the COO Agreement, Mr. Mahmood is entitled to receive an annual salary of $250,000 during the first year of the COO Agreement’s term and $275,000 thereafter.  Mr. Mahmood is eligible for bonus compensation (the “Mahmood Bonus Payment”) based upon his satisfaction of specific criteria to be determined for each calendar year by the Company’s Compensation Committee, with a stated payout percentage of up to 50% of base salary under the bonus plan. Mr. Mahmood may participate in the Company’s benefit plans that are currently and hereafter maintained by the Company and for which he is eligible, including, without limitation, 401(k), life insurance and other benefit plans.

Upon entering into the COO Agreement, and pursuant thereto, the Company granted Mr. Mahmood (i) 100,000 equity appreciation right units under the Company’s Restated Equity Appreciation Rights Plan and (ii) a 75,000 share non-qualified stock option under the Company’s 2017 Stock Incentive Plan that will vest annually in three equal installments. Mr. Mahmood’s stock option has an exercise price of $3.43 per share, equal to the fair market value of the Company’s common stock on the grant date and expires on May 15, 2027.

The COO Agreement has customary non-competition, non-solicitation and confidentiality provisions.

Under the COO Agreement, if Mr. Mahmood’s employment is terminated by the Company without Cause (as defined in the COO Agreement) or by Mr. Mahmood for Good Reason (as defined in the COO Agreement), so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the COO Agreement or (b) twelve months, (ii) the earned Mahmood Bonus Payment for the full year in which he is terminated, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

If Mr. Mahmood’s employment is terminated within 12 months after a Change of Control (as defined in the COO Agreement) by the Company without Cause or by Mr. Mahmood for Good Reason, so long as he has signed and has not revoked a release agreement, he will be entitled to receive severance comprised of (i) his base salary in effect at time of termination for the longer of (a) the remainder of the term of the COO Agreement or (b) eighteen months, (ii) the maximum payable Mahmood Bonus Payment for the full year in which he is terminated, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

If the Company declines to extend the COO Agreement after its initial two year term, Mr. Mahmood, so long as he has signed and has not revoked a release agreement, will be entitled to receive severance comprised of (i) his base salary in effect at the end of the term for six months, (ii) the earned Mahmood Bonus Payment for 2019, and (iii) the vesting of his stock options and equity appreciation rights units as well as the continuation of certain benefits.

The foregoing summary of the COO Agreement is qualified in all respects by the COO Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by this reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                                                                 Exhibits.

Exhibit No.	Description/Exhibit
10.1	Amended and Restated Employment Agreement, effective as of May 15, 2017, by and between the Company and Richard Wasielewski
10.2	Employment Agreement, effective as of May 15, 2017, by and between the Company and Matt Mahmood

Date: May 19, 2017

Nortech Systems Incorporated
(Registrant)

/s/ Richard G. Wasielewski
Richard G. Wasielewski, CEO

Exhibit Index

Exhibit No.	Description/Exhibit
10.1	Amended and Restated Employment Agreement, effective as of May 15, 2017, by and between the Company and Richard Wasielewski
10.2	Employment Agreement, effective as of May 15, 2017, by and between the Company and Matt Mahmood